[GRAPHIC OMITTED][GRAPHIC OMITTED]
                                                                                     News Release

FOR IMMEDIATE RELEASE
                                                                   Contact:  Corporate Communications, (626) 302-2255
                                                                                               www.edisonnews.com

                                                      Edison International Reports
                                               Financial Results for Third Quarter 2005

ROSEMEAD, Calif., Nov. 4, 2005--

o    Edison International (EIX) recorded in the third quarter of 2005 consolidated earnings per common share of $1.41, compared to $2.49 for the same period last year.  In both years, reported earnings include discontinued operations that primarily reflect gains related to the sale of Mission Energy Holding
     Company's (MEHC) international assets.

o    Core earnings per share were $1.24 in the third quarter of 2005 compared to 87 cents in the same period last year.  Core earnings exclude earnings from discontinued operations and other non-core items.

o    EIX is increasing its 2005 core earnings guidance to $2.80 - $2.90 per share from $2.53 - $2.63 per share.

Third Quarter 2005 Financial Highlights:

o    Core earnings per common share - $1.24
o    Net Income - $462 million
o    Revenue - $3.8 billion
o    Assets - $35.5 billion

THIRD-QUARTER EARNINGS SUMMARY

         For the third quarter of 2005, EIX recorded consolidated earnings of $462 million compared to earnings of $813 million in the same period last year.  The decrease is primarily due to the impacts from the sales of the international assets in 2004 reported as discontinued operations, partially offset by improved operating results at MEHC from higher wholesale energy prices, higher energy trading income, and lower net interest expense.

         "Our core earnings for the third quarter were up 43% over the same period last year, driven by strong results at our independent power business," reported Chairman and CEO, John Bryson.  "SCE continued
to increase its core earnings, in part, on its large capital investment to strengthen and modernize the utility power grid.  Based on our current outlook, we are increasing our prior earnings guidance for
2005 by slightly more than 10% to a range of $2.80 to $2.90 per share."

                                                               - MORE -

EDISON INTERNATIONAL THIRD-QUARTER FINANCIAL RESULTS

THIRD-QUARTER EARNINGS DETAIL

Earnings from Continuing Operations

         SCE's earnings from continuing operations were $280 million in the third quarter of 2005, compared with $259 million in the third quarter of 2004.  SCE's 2005 third-quarter earnings included a positive item of $61 million related to a favorable tax settlement.  Third quarter 2004 earnings included $50 million of positive regulatory items, primarily from implementation of the 2003 general rate case (GRC) decision.
Excluding these non-core items, core earnings were up $10 million on a quarter-to-quarter comparison basis.
Higher net revenue and a tax benefit from a new IRS regulation more than offset the expected timing difference related to the implementation of the 2003 GRC decision in July of last year.

         MEHC's income from continuing operations was $154 million in the third quarter of 2005 compared to
$60 million in the third quarter of 2004.  MEHC's third-quarter 2005 results include an impairment charge of
$34 million related to MEHC's March Point project as the rise in forecast fuel costs lowered projected cash flows.  MEHC's 2004 third-quarter results included charges of $22 million, primarily from an impairment related to Midwest Generation's (MWG) small peaking plants and the termination of the Collins Station lease.  Excluding these charges, MEHC's core earnings increased by $106 million over the third quarter of 2004.
This increase is primarily due to higher wholesale energy prices, higher energy trading income, and lower net corporate interest expense.

         Earnings in the third quarter of 2005 for Edison Capital were $3 million compared to $12 million in the same period last year.  The decrease primarily reflects lower income from Edison Capital's investment in the Emerging Europe Infrastructure Fund.  The loss for "EIX parent company and other" decreased by $15 million primarily due to lower net interest expense.

Earnings from Discontinued Operations

         The third-quarter 2005 earnings from discontinued operations primarily reflect positive tax adjustments of $28 million resulting from the sales of international projects.  Beginning in the third quarter of 2004, MEHC reclassified the results of its international projects to discontinued operations for all periods presented due to completion of the sale of its interest in Contact Energy and its agreement to sell the remaining international projects.  Earnings from discontinued operations during the third quarter of 2004, including a gain and recognition of a tax benefit, were $499 million.

                                                               - MORE -

EDISON INTERNATIONAL THIRD-QUARTER FINANCIAL RESULTS

                                                         Quarter Ended September 30,
Earnings (Loss) Per Common Share (Unaudited)                    2005             2004             Change
                                                     ----------------------------------------------------
  Southern California Edison                                   $0.86            $0.79              $0.07
  Mission Energy Holding Company                                0.48             0.18               0.30
  Edison Capital                                                0.01             0.04             (0.03)
  EIX parent company and other                                (0.02)           (0.05)               0.03
---------------------------------------------------------------------------------------------------------
EIX Consol. Earnings from Continuing Operations                 1.33             0.96               0.37
---------------------------------------------------------------------------------------------------------

Earnings from Discontinued Operations - MEHC                    0.08             1.53             (1.45)

---------------------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                                $1.41            $2.49            $(1.08)
=========================================================================================================

                                                             Quarter Ended September 30,
Earnings (Loss) (in millions) (Unaudited)                        2005             2004             Change
                                                     ----------------------------------------------------
  Southern California Edison                                     $280             $259                $21
  Mission Energy Holding Company                                  154               60                 94
  Edison Capital                                                    3               12                (9)
  EIX parent company and other                                    (2)             (17)                 15
----------------------------------------------------------------------------------------------------------
EIX Consol. Earnings from Continuing Operations                   435              314                121
----------------------------------------------------------------------------------------------------------

Earnings from Discontinued Operations - MEHC                       27              499              (472)

----------------------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                                  $462             $813             $(351)
==========================================================================================================

                                                             Quarter Ended September 30,
Core Earnings (Loss) (in millions) (Unaudited)
                                                                 2005             2004             Change
                                                    ------------------------------------------------------
  Southern California Edison Company                             $219             $209                $10
  Mission Energy Holding Company                                  188               82                106
  Edison Capital                                                    3               12                 (9)
  EIX parent company and other                                     (2)             (17)                15
----------------------------------------------------------------------------------------------------------
EIX Consolidated Core Earnings                                    408              286                122
----------------------------------------------------------------------------------------------------------

Non-core items
  SCE - Regulatory and tax items                                   61               50                 11
  MEHC - March Point impairment                                  (34)               --               (34)
  MEHC - Peaker impairment                                         --             (18)                 18
  MEHC - Collins lease termination                                 --              (4)                  4
  MEHC - Discontinued operations                                   27              499              (472)
----------------------------------------------------------------------------------------------------------
                                                                   54              527              (473)

----------------------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                                  $462             $813             $(351)
==========================================================================================================

                                                               - MORE -

EDISON INTERNATIONAL THIRD-QUARTER FINANCIAL RESULTS

YEAR-TO-DATE EARNINGS SUMMARY

         EIX recorded earnings of $2.64 per share for the nine-month period ending September 30, 2005, compared to $1.65 per share for the same period last year.  The results included several non-core adjustments detailed in the tables below.  EIX's core earnings were $2.43 per share for the nine-month period ending September 30, 2005, compared to $1.15 per share for the same period last year.
This increase reflects higher wholesale energy prices and higher energy trading income at MEHC, lower net interest expense, higher net revenue and tax items at SCE, and gains from Edison Capital's Emerging
Europe Infrastructure Fund.

YEAR-TO-DATE EARNINGS DETAIL

Earnings (Loss) from Continuing Operations

         SCE's earnings from continuing operations for the nine-month period ending September 30, 2005, of $572 million decreased by $28 million, compared to the same period last year.  SCE's results for 2005 included a positive item of $61 million from a favorable IRS settlement.  SCE's results in 2004 included net positive regulatory items of $172 million primarily related to the implementation of SCE's 2003 GRC decision.  Excluding these items, SCE's core earnings were $511 million, an increase of $83 million compared to the same period last year.  SCE's increased earnings were primarily from higher net revenue for 2005, favorable resolution of tax issues, and the impact of a new tax regulation.

         MEHC had earnings from continuing operations of $179 million for the nine months ended
September 30, 2005, compared to a loss of $614 million in the same period last year.  MEHC's earnings in 2005 included a $34 million charge related to the March Point plant impairment, and a $15 million charge related to early debt retirements.  MEHC's 2004 results included a $590 million charge for the termination of the Collins Station lease, a net gain of $27 million on the sale of its interest in Four Star Oil and Gas and the Brooklyn Navy Yard projects and a charge of $18 million related to a peaker impairment.  Excluding these items, MEHC's core earnings were $228 million, an increase of
$261 million.  This increase primarily reflects higher wholesale energy prices, higher energy trading income, and lower net corporate interest expense.

         Edison Capital's earnings for the nine months ended September 30, 2005, were $80 million, up $46 million from the same period last year.  This increase is primarily due to gains from its
Emerging Europe Infrastructure Fund.

         The loss for the nine months ended September 30, 2005, for "EIX parent company and other"
decreased by $30 million compared to the same period last year, mainly due to lower net interest expense.

                                                               - MORE -

EDISON INTERNATIONAL THIRD-QUARTER FINANCIAL RESULTS

Earnings from Discontinued Operations

         Earnings from discontinued operations for the nine months ended September 30, 2005, were $55 million, including positive tax adjustments of $28 million related to the international asset sales and distributions from the Lakeland project of $24 million.Earnings from discontinued operations for the nine months ended
September 30, 2004, were $570 million representing the operating results, gain on sale and recognition of tax benefits related to MEHC's international projects.

                                                                      Year-To-Date Ended Sept. 30,
Earnings (Loss) Per Common Share (Unaudited)                      2005             2004             Change
                                                           ------------------------------------------------
  Southern California Edison                                     $1.75            $1.84            $(0.09)
  Mission Energy Holding Company                                  0.55           (1.88)               2.43
  Edison Capital                                                  0.25             0.11               0.14
  EIX parent company and other                                   (0.08)           (0.17)              0.09
-----------------------------------------------------------------------------------------------------------
EIX Consol. Earnings (Loss) from Continuing Ops.                  2.47           (0.10)               2.57
-----------------------------------------------------------------------------------------------------------

Earnings from Discontinued Ops. - MEHC                            0.17             1.75             (1.58)

-----------------------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                                  $2.64            $1.65              $0.99
===========================================================================================================

                                                          Year-To-Date Ended Sept. 30,
Earnings (Loss) (in millions) (Unaudited)                       2005             2004             Change
                                                         ------------------------------------------------
  Southern California Edison                                    $572             $600              $(28)
  Mission Energy Holding Company                                 179            (614)                793
  Edison Capital                                                  80               34                 46
  EIX parent company and other                                  (22)             (52)                 30
---------------------------------------------------------------------------------------------------------
EIX Consol. Earnings (Loss) from Continuing Ops.                 809             (32)                841
---------------------------------------------------------------------------------------------------------

Earnings from Discontinued Ops. - MEHC                            55              570              (515)

Cumulative Effect of Accounting Change - EC                       --              (1)                  1

---------------------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                                 $864             $537               $327
=========================================================================================================

                                                               - MORE -

EDISON INTERNATIONAL THIRD-QUARTER FINANCIAL RESULTS

                                                        Year-to-Date Ended Sept. 30,

Core Earnings (Loss) (in millions) (Unaudited)                2005             2004         Change
                                                        -------------------------------------------
  Southern California Edison Company                          $511             $428            $83
  Mission Energy Holding Company                               228              (33)           261
  Edison Capital                                                80               34             46
  EIX parent company and other                                 (22)             (52)            30
---------------------------------------------------------------------------------------------------
EIX Consolidated Core Earnings                                 797              377            420

---------------------------------------------------------------------------------------------------

Non-core items
  SCE - Regulatory and tax items                                61              172          (111)
  MEHC - Collins lease termination                              --            (590)            590
  MEHC - March Point impairment                               (34)               --           (34)
  MEHC - Gain on sale re: Four Star Oil & Gas                   --               29           (29)
  MEHC - Peaker impairment                                      --             (18)             18
  MEHC - Early debt retirements                               (15)               --           (15)
  MEHC - Loss on sale re: Brooklyn Navy Yard                    --              (2)              2
  MEHC - Discontinued Operations                                55              570          (515)
---------------------------------------------------------------------------------------------------
                                                                67              161           (94)
Cumulative Effect of Accounting Change                           -              (1)              1
---------------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                               $864             $537           $327
===================================================================================================

Reminder:  EIX Will Hold a Conference Call Today

         Today, EIX will hold a conference call to discuss its 2005 third-quarter financial results at 8 a.m. PST.  Although two-way participation in the telephone call is limited to financial analysts and investors, all other interested parties are invited to participate in a "listen-only mode" through a simultaneous Webcast on the company's Web site at www.edisoninvestor.com.  Additional financial and other statistical information, if any, presented during the call will be available on the Web site.
The domestic call-in number is (800) 356-8584 and the ID# is 10500.

Charts that will be referenced in the conference call follow.

                                                               - MORE -

EDISON INTERNATIONAL THIRD-QUARTER FINANCIAL RESULTS

                                                                CHART 1
                                                                Quarter Ended September 30,
Core Earnings (Loss) Per Common Share (Unaudited)
                                                                           2005             2004             Change
                                                           ---------------------------------------------------------
  Southern California Edison Company                                      $0.67            $0.64              $0.03
  Mission Energy Holding Company                                           0.58             0.24               0.34
  Edison Capital                                                           0.01             0.04              (0.03)
  EIX parent company and other                                            (0.02)           (0.05)              0.03
--------------------------------------------------------------------------------------------------------------------
EIX Consolidated Core Earnings                                             1.24             0.87               0.37
--------------------------------------------------------------------------------------------------------------------

Non-core items
  SCE - Regulatory and tax items                                           0.19             0.15               0.04
  MEHC - March Point impairment                                          (0.10)               --             (0.10)
  MEHC - Peaker impairment                                                   --           (0.05)               0.05
  MEHC - Collins lease termination                                           --           (0.01)               0.01
  MEHC - Discontinued operations and other                                 0.08             1.53             (1.45)
--------------------------------------------------------------------------------------------------------------------
                                                                           0.17             1.62             (1.45)

--------------------------------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                                           $1.41            $2.49            $(1.08)
====================================================================================================================

                                                         CHART 2

                                                             Year-to-Date Ended Sept. 30,
Core Earnings (Loss) Per Common Share (Unaudited)
                                                                    2005             2004             Change
                                                       ------------------------------------------------------
  Southern California Edison Company                               $1.56            $1.31              $0.25
  Mission Energy Holding Company                                    0.70           (0.10)               0.80
  Edison Capital                                                    0.25             0.11               0.14
  EIX parent company and other                                     (0.08)           (0.17)              0.09
-------------------------------------------------------------------------------------------------------------
EIX Consolidated Core Earnings                                      2.43             1.15               1.28
-------------------------------------------------------------------------------------------------------------

Non-core items
  SCE - Regulatory and tax items                                    0.19             0.53             (0.34)
  MEHC - Collins lease termination                                    --           (1.81)               1.81
  MEHC - March Point impairment                                   (0.10)               --             (0.10)
  MEHC - Gain on sale re: Four Star Oil & Gas                         --             0.09             (0.09)
  MEHC - Peaker impairment                                            --           (0.05)               0.05
  MEHC - Early debt retirements                                   (0.05)               --             (0.05)
  MEHC - Loss on sale re: Brooklyn Navy Yard                          --           (0.01)               0.01
  MEHC - Discontinued operations                                    0.17             1.75             (1.58)
-------------------------------------------------------------------------------------------------------------
                                                                    0.21             0.50             (0.29)
-------------------------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                                    $2.64            $1.65              $0.99
=============================================================================================================

                                                               - MORE -

Edison International Third-Quarter Financial Results

                                                        CHART 3

Edison International
Supplemental Table - Coal-Fired Generation
Midwest Generation and Homer City

                                              Three Months Ended September 30,        Nine Months Ended September 30
                                             2005      2004      Change      %       2005     2004    Change       %
----------------------------------------------------------------------------------------------------------------------
Midwest Generation
Generation (in TWhr)
    Merchant                                  8.1       4.4        3.7     84.6%     22.4     12.4     10.0      80.9%
    Power Purchase Agreement                            3.9       (3.9)  -100.0%               9.8     (9.8)   -100.0%
                                            --------------------------------------------------------------------------
    Total coal-fired generation               8.1       8.3       (0.2)    -2.0%     22.4     22.2      0.2       0.8%
                                            --------------------------------------------------------------------------
Equivalent Availability                     87.9%     91.9%      -4.0%              76.8%    81.8%    -5.0%
Forced Outage Rate (EFOR)                    9.4%      5.0%       4.4%               9.0%     6.5%     2.5%

Flat Energy Price -Nihub($/MWh)             54.75     28.40      26.35     92.8%    44.26    29.36    14.90      50.7%
Average Energy Price ($/MWh)
    Merchant                                53.85     32.96      20.89     63.4%    45.12    30.98    14.14      45.6%
    Power Purchase Agreement                          16.56     (16.56)  -100.0%             17.18   (17.18)   -100.0%
                                            --------------------------------------------------------------------------
                                            53.85     25.27      28.58    113.1%    45.12    24.90    20.22      81.2%
                                            --------------------------------------------------------------------------

Homer City
Generation (in TWhr)                          4.1       3.6        0.5     14.0%     10.7      9.9      0.8       7.6%
Equivalent Availability                     98.7%     91.7%       7.0%              88.0%    82.9%     5.1%
Forced Outage Rate                           0.2%      1.4%      -1.2%               3.6%     5.6%    -2.0%

Flat Energy Price -PJM West Hub($/MWh)      75.33     41.40      33.93     82.0%    56.61    43.50    13.11      30.1%
Flat Energy Price -HC Hub($/MWh)             62.56     38.49      24.07     62.5%    50.54    41.97     8.57      20.4%
Average Energy Price ($/MWh)                45.45     35.99       9.46     26.3%    44.17    36.36     7.81      21.5%

Hedge Program status at September 30, 2005
                                                                  Remainder of
                                                               2005           2006           2007
                                                               ----           ----           ----
Midwest Generation

Megawatt hours (in TWh)                                          4.8           14.2            6.8
Average Energy Price ($/MWh)                                   35.34          43.02          42.24
Percent of Coal Requirements Under Contract                     100%           100%            91%

Homer City

Megawatt hours (in TWh)                                          2.2            8.5            3.6
Average Energy Price ($/MWh)                                   43.14          53.24          60.68
Percent of Coal Requirements Under Contract                     100%            78%            78%

                                                        - MORE -

EDISON INTERNATIONAL THIRD-QUARTER FINANCIAL RESULTS

                                                                CHART 4
Edison International 2005 Outlook
                                                                 Original           Revised           Current
                                                               2005 Outlook       2005 Outlook      2005 Outlook
                                                                Oct. 2004          Aug. 2005         Nov. 2005
                                                           ---------------------------------------------------------
  Southern California Edison Company                                      $1.75            $1.80              $1.80
  Mission Energy Holding Company Consolidated                              0.34      0.55 - 0.65        0.85 - 0.95
  Edison Capital                                                           0.08             0.28               0.27
  EIX parent company and other                                            (0.03)           (0.10)             (0.12)
--------------------------------------------------------------------------------------------------------------------
EIX Consolidated Core Earnings                                             2.14      2.53 - 2.63        2.80 - 2.90
--------------------------------------------------------------------------------------------------------------------

Non-core items
  Southern California Edison Company (a)                                  0.11              0.11               0.19
  Mission Energy Holding Company Consolidated                         (b)(0.05)          (c)0.23            (d)0.02
 -------------------------------------------------------------------------------------------------------------------
                                                                           0.06             0.34               0.21

--------------------------------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                                           $2.20      $2.87-$2.97        $3.01-$3.11
====================================================================================================================
a)       Favorable tax settlement
b)       Early debt retirements
c)       Discontinued operations $0.28 and early debt retirements $(0.05)
d)       Discontinued operations $0.17, March Point $(0.10) and early debt retirements $(0.05)

Risk Disclosure Statement

         This release contains "forward-looking statements" within the meaning of the Private Securities
Litigation Reform Act of 1995.  Forward-looking statements reflect Edison International's current expectations and projections about future events based on Edison International's knowledge of present facts and circumstances and assumptions about future events and include any statement that does not directly relate to a historical or current fact.  In this report and elsewhere, the words "expects,"
"believes," "anticipates," "estimates," "projects," "intends," "plans," "probable," "may," "will,"
"could," "would," "should," and variations of such words and similar expressions, or discussions of strategy or of plans, are intended to identify forward-looking statements. Such statements necessarily involve risks and uncertainties that could cause actual results to differ materially from those anticipated.  Some of the risks, uncertainties and other important factors that could cause results to differ, or that otherwise could impact Edison International or its subsidiaries, include but are not limited to:

o    the ability of Edison International to meet its financial obligations and to pay dividends on its common stock if its subsidiaries are unable to pay dividends;

o    the ability of SCE to recover its costs in a timely manner from its customers through regulated rates;

o    decisions and other actions by the California Public Utilities Commission and other regulatory authorities and delays in regulatory actions;

                                                               - MORE -

EDISON INTERNATIONAL THIRD-QUARTER FINANCIAL RESULTS

o    market risks affecting SCE's energy procurement activities;

o    access to capital markets and the cost of capital;

o    changes in interest rates and rates of inflation;

o    governmental, statutory, regulatory or administrative changes or initiatives affecting the electricity industry, including the market structure rules applicable to each markeT and environmental regulations that could require additional expenditures or otherwise affect the cost and manner of doing business;

o    risks associated with operating nuclear and other power generating facilities, including operating risks, equipment failure, availability, heat rate and output;

o    the availability of labor, equipment, and materials;

o    the ability to obtain sufficient insurance;

o    effects of legal proceedings, changes in tax laws, rates or policies, and changes in accounting standards;

o    supply and demand for electric capacity and energy, and the resulting prices and dispatch volumes, in the wholesale markets to which Edison Mission Energy's (EME) generating units have access;

o   the cost of and availability of coal, natural gas, and fuel oil, and associated transportation costs;

o   the cost of and availability of emission credits or allowances for emission credits for EME and its subsidiaries;

o   transmission congestion in and to each market area and the resulting differences in prices between delivery points in which  EME and its subsidiaries operate;

o   the ability to provide sufficient collateral in support of hedging activities and purchases of fuel and electric energy;

o   the extent of additional supplies of capacity, energy and ancillary services from current competitors or new market entrants, including the development of new generation facilities, including new plants and technologies that may be developed in the future;

o   general political, economic and business conditions;
o   weather conditions, natural disasters and other unforeseen events; and
o   changes in the fair value of investments accounted for using fair value accounting.

         Additional information about risks and uncertainties, including more detail about the factors described above, is contained in Edison International's reports filed with the Securities and Exchange
Commission. Readers are urged to read such reports and carefully consider the risks, uncertainties and other factors that affect Edison International's business.  Readers also should review future reports filed by Edison International with the Securities and Exchange Commission.  The information contained in this release is subject to change without notice. Forward-looking statements speak only as of the date they are made and Edison International is not obligated to publicly update or revise forward-looking statements.

                                                                 # # #

         Based in Rosemead, Calif., Edison International (NYSE:EIX) is the parent company of Southern
California Edison, Edison Mission Energy, and Edison Capital.

                      EDISON INTERNATIONAL
                SUMMARY OF CONSOLIDATED EARNINGS
                           (UNAUDITED)

IN MILLIONS, EXCEPT PER-SHARE AMOUNTS                          QUARTER ENDED SEPT. 30,        YEAR TO DATE SEPT. 30,
-----------------------------------------------------------------------------------------------------------------------
                                                                 2005             2004           2005            2004
-----------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITY                                               $ 3,084         $ 2,655        $ 7,194          $ 6,527
NONUTILITY POWER GENERATION                                        677             509          1,605            1,257
FINANCIAL SERVICES AND OTHER                                        22              24             79               85
-----------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING REVENUE                                          3,783           3,188          8,878            7,869
-----------------------------------------------------------------------------------------------------------------------
FUEL                                                               489             415          1,309            1,027
PURCHASED POWER                                                    502             915          1,633            2,022
PROVISIONS FOR REGULATORY ADJUSTMENT CLAUSES - NET                 766             (34)           790              (85)
OTHER OPERATION AND MAINTENANCE                                    862             787          2,485            2,367
ASSET IMPAIRMENT AND LOSS ON LEASE TERMINATION                       -              35             12              989
DEPRECIATION, DECOMMISSIONING AND AMORTIZATION                     270             232            796              755
PROPERTY AND OTHER TAXES                                            51              50            153              148
-----------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                         2,940           2,400          7,178            7,223
-----------------------------------------------------------------------------------------------------------------------
OPERATING INCOME                                                   843             788          1,700              646
INTEREST AND DIVIDEND INCOME                                        31               3             78               26
EQUITY IN INCOME FROM PARTNERSHIPS AND
    UNCONSOLIDATED SUBSIDIARIES - NET                               27              32            136               61
OTHER NONOPERATING INCOME                                           34               8             70               96
INTEREST EXPENSE - NET OF AMOUNTS CAPITALIZED                     (198)           (251)          (615)            (741)
IMPAIRMENT LOSS ON EQUITY METHOD INVESTMENT                        (55)              -            (55)               -
LOSS ON EARLY EXTINGUISHMENT OF DEBT                                 -               -            (24)               -
OTHER NONOPERATING DEDUCTIONS                                      (35)             (8)           (58)             (36)
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS
    BEFORE TAX AND MINORITY INTEREST                               647             572          1,232               52
INCOME TAX  (BENEFIT)                                              129             181            267              (40)
DIVIDENDS ON UTILITY PREFERRED AND PREFERENCE STOCK
    NOT SUBJECT TO MANDATORY REDEMPTION                              7               1             14                4
MINORITY INTEREST                                                   76              76            142              120
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS                           435             314            809              (32)
INCOME FROM DISCONTINUED OPERATIONS - NET OF TAX                    27             499             55              570
-----------------------------------------------------------------------------------------------------------------------
INCOME BEFORE ACCOUNTING CHANGE                                    462             813            864              538
CUMULATIVE EFFECT OF ACCOUNTING CHANGE - NET OF TAX                  -               -              -               (1)
-----------------------------------------------------------------------------------------------------------------------
NET INCOME                                                       $ 462           $ 813          $ 864            $ 537
=======================================================================================================================

WEIGHTED-AVERAGE SHARES
    OF COMMON STOCK OUTSTANDING                                    326             326            326              326

BASIC EARNINGS (LOSS) PER COMMON SHARE:
CONTINUING OPERATIONS                                           $ 1.33          $ 0.96         $ 2.47          $ (0.10)
DISCONTINUED OPERATIONS                                           0.08            1.53           0.17             1.75
                                                            -----------   -------------   ------------   --------------
TOTAL                                                           $ 1.41          $ 2.49         $ 2.64           $ 1.65
                                                            ===========   =============   ============   ==============

WEIGHTED-AVERAGE SHARES, INCLUDING
    EFFECT OF DILUTIVE SECURITIES                                  332             330            331              330

DILUTED EARNINGS (LOSS) PER COMMON SHARE:
CONTINUING OPERATIONS                                           $ 1.31          $ 0.95         $ 2.45          $ (0.10)
DISCONTINUED OPERATIONS                                           0.08            1.51           0.16             1.73
                                                            -----------   -------------   ------------   --------------
TOTAL                                                           $ 1.39          $ 2.46         $ 2.61           $ 1.63
                                                            ===========   =============   ============   ==============

DIVIDENDS DECLARED PER COMMON SHARE                             $ 0.25          $ 0.20         $ 0.75           $ 0.60

EDISON INTERNATIONAL
Financial Overview
September 30, 2005

UNAUDITED
Dollars in Millions, Except Per-Share Amounts

EDISON INTERNATIONAL (Consolidated Totals)
                                                  Third Quarter               Year-to-Date
                                              --------------------       ---------------------
                                                2005         2004          2005         2004
                                                ----         ----          ----         ----
Assets                                        $35,508      $33,738       $35,508      $33,738
Common Equity                                  $6,366       $5,648        $6,366       $5,648
Revenue                                        $3,783       $3,188        $8,878       $7,869
Earnings*                                        $462         $813          $864         $537
Earnings Per Common Share*                      $1.41        $2.49         $2.64        $1.65
Book Value Per Common Share                    $19.54       $17.34        $19.54       $17.34
  *includes parent company

SOUTHERN CALIFORNIA EDISON (Electric Utility)
                                                 Third Quarter               Year-to-Date
                                             --------------------       ---------------------
                                               2005         2004          2005         2004
                                               ----         ----          ----         ----
Assets                                       $25,450      $19,799       $25,450      $19,799
Common Equity                                 $4,859       $4,363        $4,859       $4,363
Revenue                                       $3,084       $2,655        $7,195       $6,527
Earnings                                        $280         $259          $572         $600
Earnings Per EIX Common Share                  $0.86        $0.79         $1.75        $1.84

MISSION ENERGY HOLDING COMPANY-CONSOLIDATED (Nonutility Power Generation)

                                                 Third Quarter                 Year-to-Date
                                              ---------------------      --------------------
                                                 2005         2004          2005         2004
                                                 ----         ----          ----         ----
Assets                                         $6,675      $10,168        $6,675      $10,168
Common Equity                                    $847         $713          $847         $713
Revenue                                          $677         $509        $1,605       $1,257
Earnings (Loss)                                  $181         $559          $234         $(44)
Earnings (Loss) Per EIX Common Share            $0.56        $1.71         $0.72       $(0.13)

EDISON CAPITAL (Capital and Financial Services Provider)

                                                 Third Quarter                 Year-to-Date
                                             -----------------------------------------------
                                               2005         2004          2005         2004
                                               ----         ----          ----         ----
Assets                                        $3,667       $3,630        $3,667       $3,630
Common Equity                                   $686         $660          $686         $660
Revenue                                          $21          $22           $72          $78
Earnings                                          $3          $12           $80          $34
Earnings Per EIX Common Share                  $0.01        $0.04         $0.25        $0.11

SOUTHERN CALIFORNIA EDISON
kWh Sales (In thousands)
September 30, 2005

                                                            QUARTER ENDED SEPTEMBER 30, 2005
                                                                     INCREASE/(DECREASE)
                                                                        FROM
                                                      KwH               LAST YEAR         %
                                                -----------------------------------------------

RESIDENTIAL                                           8,908,962           477,631         5.66
AGRICULTURAL                                            415,721           (24,920)       (5.66)
COMMERCIAL                                           11,044,615           473,387         4.48
INDUSTRIAL                                            2,768,421           (82,464)       (2.89)
PUBLIC AUTHORITIES                                    1,683,590            12,339         0.74
RAILROADS & RAILWAYS                                     15,866               358         2.31
INTERDEPARTMENTAL                                           417               237       131.67
                                                ----------------------------------
  SALES TO ULTIMATE CONSUMERS                        24,837,592           856,568         3.57

RESALE SALES                                          3,828,475           814,350        27.02
                                                ----------------------------------
  TOTAL KWH SALES                                    28,666,067         1,670,918         6.19
                                                ==================================

                                                          NINE MONTHS ENDED SEPTEMBER 30, 2005
                                                                INCREASE/(DECREASE)
                                                                        FROM
                                                      KwH               LAST YEAR         %
                                                -----------------------------------------------

RESIDENTIAL                                          22,243,616           912,033         4.28
AGRICULTURAL                                            834,449          (143,811)      (14.70)
COMMERCIAL                                           29,710,816           915,698         3.18
INDUSTRIAL                                            8,093,511          (148,992)       (1.81)
PUBLIC AUTHORITIES                                    4,523,348           (89,863)       (1.95)
RAILROADS & RAILWAYS                                     46,458               250         0.54
INTERDEPARTMENTAL                                           691               213        44.56
                                                ----------------------------------
  SALES TO ULTIMATE CONSUMERS                        65,452,889         1,445,528         2.26

RESALE SALES                                         11,400,651         1,067,131        10.33
                                                ----------------------------------
  TOTAL KWH SALES                                    76,853,540         2,512,659         3.38
                                                ==================================